Exhibit 99.1

DATA443 Announces Reverse Stock Split

RESEARCH TRIANGLE PARK, NC, July 1, 2021 – Data443 Risk Mitigation, Inc. (“Data443” or the “Company”) (OTCPK: ATDS), a leading data security and privacy software company, today announced that a 1-for-2,000 Reverse Stock Split of its outstanding common stock has become effective and has commenced trading today on a split-adjusted basis. Per the requirements of FINRA, Data443’s stock symbol will temporarily change to “ATDSD” and revert back to “ATDS” after 20 business days. The new CUSIP Number for the Company’s common stock will be 23804G203.

As a result of the Reverse Stock Split, 2,000 pre-split shares of common stock outstanding will automatically combine into one new share of common stock without any action on the part of the holders. The number of outstanding shares of common stock will be reduced from approximately 1,483,888,965 to approximately 741,945.

Jason Remillard, Data443’s founder and Chief Executive Officer, commented, “By effecting the Reverse Stock Split and applying to a national stock exchange, we are executing our plan of growing the Company and making our stock more attractive for our shareholders and investors. The timing is right to take these steps and complete our transformation, positioning the Company for long-term success.”

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares of the Company’s common stock not evenly divisible by 2,000 will have the number of post-Reverse Stock Split shares of the Company’s common stock to which they are entitled rounded up to the nearest whole number of shares of the Company’s common stock.

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTCPK: ATDS), is an industry leader in All Things Data Security™, providing software and services to enable secure data across local devices, network, cloud, and databases, at rest and in flight. Its suite of products and services is highlighted by:

(i) Data443® Ransomware Recovery Manager™, built for the modern enterprise, its capabilities are designed to recover a workstation immediately upon infection to the last known business-operable state, without any end user or IT Administrator efforts;

(ii) Data Identification Manager™ (previously marketed as ClassiDocs™ and FileFacets®), the Company’s award-winning data classification and governance technology, which supports CCPA, LGPD and GDPR compliance in a Software-as-a-Service (SaaS) platform that performs sophisticated data discovery and content search of structured and unstructured data within corporate networks, servers, content management systems, email, desktops and laptops;

(iii) Data Archive Manager™ (previously marketed as ArcMail®), a leading provider of simple, secure and cost-effective enterprise data retention management, archiving and management solutions;

(iv) Sensitive Content Manager™ (ARALOC™), a market leading secure, cloud-based platform for the management, protection and distribution of digital content to the desktop and mobile devices, which protects an organization’s confidential content and intellectual property assets from leakage — malicious or accidental — without impacting collaboration between all stakeholders;

(v) Data Placement Manager™ (previously marketed as DATAEXPRESS®), the leading data transport, transformation and delivery product trusted by leading financial organizations worldwide;

(vi) Access Control Manager™ (previously marketed as Resilient Access™), enables fine-grained access controls across myriad platforms at scale for internal client systems and commercial public cloud platforms like Salesforce, Box.Net, Google G Suite, Microsoft OneDrive and others;

(vii) Data Identification Manager™ (previously marketed as ClassiDocs™) for Blockchain, provides an active implementation for the Ripple XRP that protects blockchain transactions from inadvertent disclosure and data leaks;

(viii) Data443® Global Privacy Manager™, the privacy compliance and consumer loss mitigation platform which is integrated with Data Identification Manager to do the delivery portions of GDPR and CCPA as well as process Data Privacy Access Requests – removal request – with inventory enables the full lifecycle of Data Privacy Access Requests, Remediation, Monitoring and Reporting;

(ix) IntellyWP, a leading purveyor of user experience enhancement products for webmasters for the world’s largest content management platform, WordPress;

(x) Data443® Chat History Scanner, which scans chat messages for Compliance, Security, PII, PI, PCI & custom keywords; and

(xi) GDPR Framework, The CCPA Framework and LGPD Framework WordPress plugins, with over 30,000 active site owners combined, enables organizations of all sizes to comply with European, California and Brazilian privacy rules and regulations.

For more information, please visit http://www.data443.com.

Forward-Looking Statements

The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding Data443’s plans, objectives, future opportunities for Data443’s services, future financial performance and operating results and any other statements regarding Data443’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are beyond Data443’s control, and which could cause actual results to differ materially from the results expressed or implied by the statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, and include, without limitation, results of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents; and, the uncertainties created by the ongoing outbreak of a respiratory illness caused by the 2019 novel coronavirus that was recently named by the World Health Organization as COVID-19. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1A. Risk Factors”, in our Registration Statement on Form 10 filed with the SEC on January 11, 2019 and amended on April 24, 2019; (ii) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K filed with the SEC on March 23, 2021; and, (iii) subsequent filings. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

The Data443™ logo, ClassiDocs™ logo, ARALOC™ logo, ARCMAIL®, DATAEXPRESS® and FILEFACETS® are all registered trademarks of Data443 Risk Mitigation, Inc.

All product names, trademarks and registered trademarks are property of their respective owners. All company, product and service names used in this website are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement.

All other trademarks cited herein are the property of their respective owners.

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Investor Relations Contact:
Matthew Abenante
ir@data443.com
919.858.6542